UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 29, 2008


                           Your Digital Memories, Inc.
             (Exact name of Registrant as specified in its charter)

           Nevada                      333-143872                98-0507522
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                    15 Zichron Ya'akov, Suite 23 Entrance B.
                                Jerusalem, Israel
                    (Address of principal executive offices)

                                 (877) 651-2236
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

     On May 29, 2008, Your Digital Memories, Inc.'s (the "Company's") Secretary, Treasurer and Director, Mr. Alan Sacks, submitted his resignation from those positions effective immediately. Mr. Sacks' resignation was not the result of any disagreement between Your Digital Memories and Mr. Sacks on any matter relating to Your Digital Memories operations, policies or practices.

     On May 29, 2008 the resignation of Mr. Sacks became effective, and Mr. Aaron Bard, Our President and Director, was appointed to serve as our Secretary and Treasurer.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2008              YOUR DIGITAL MEMORIES, INC.


                                By: /s/ Aaron Bard
                                    --------------------------------------------
                                    President, Secretary, Treasurer and Director


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